Exhibit 99.1

2011

Statistical Supplement

and Utility Forecast

Shelee M. T. Kimura

Manager, Investor Relations

and Strategic Planning

Phone: 808-543-7384

Fax: 808-203-1164

E-mail: skimura@hei.com

FORWARD-LOOKING STATEMENTS

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (HECO) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements and from historical results include, but are not limited to, the following:

•            international, national and local economic conditions, including the state of the Hawaii tourism, defense and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, the implications and potential impacts of U.S. and foreign capital and credit market conditions and federal and state responses to those conditions, and the potential impacts of global developments (including unrest, conflict and the overthrow of governmental regimes in North Africa and the Middle East, terrorist acts, the war on terrorism, continuing U.S. presence in Afghanistan and potential conflict or crisis with North Korea or Iran);

•            weather and natural disasters (e.g., hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of global warming, such as more severe storms and rising sea levels), including their impact on Company operations and the economy (e.g., the effect of the March 2011 natural disasters in Japan on its economy and tourism in Hawaii);

•            the timing and extent of changes in interest rates and the shape of the yield curve;

•            the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available;

•            the risks inherent in changes in the value of pension and other retirement plan assets and securities available for sale;

•            changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements;

•            the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) and of the rules and regulations that the Dodd-Frank Act requires to be promulgated;

•            increasing competition in the banking industry (e.g., increased price competition for deposits, or an outflow of deposits to alternative investments, which may have an adverse impact on ASB’s cost of funds);

•            the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement) setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), revenue decoupling and the fulfillment by the electric utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering (and potential disapproval of actual or proposed) HCEI-related costs; reliance by the Company on outside parties like the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, the proposed undersea cables, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity);

•            capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation (DG), combined heat and power or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;

•            the risk to generation reliability when generation peak reserve margins on Oahu are strained;

•            fuel oil price changes, performance by suppliers of their fuel oil delivery obligations and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);

•            the impact of fuel price volatility on customer satisfaction and political and regulatory support for the utilities;

•            the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable energy generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;

•            the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);

•            the ability of the electric utilities to negotiate, periodically, favorable fuel supply and collective bargaining agreements;

•            new technological developments that could affect the operations and prospects of HEI and its subsidiaries (including HECO and its subsidiaries and ASB) or their competitors;

•            cyber security risks and the potential for cyber incidents, including potential incidents at HEI, ASB and HECO and their subsidiaries (including at ASB branches and at the electric utility plants) and incidents at data processing centers they use, to the extent not prevented by intrusion detection and prevention systems, anti-virus software, firewalls and other general information technology controls;

•            federal, state, county and international governmental and regulatory actions, such as changes in laws, rules and regulations applicable to HEI, HECO, ASB and their subsidiaries (including changes in taxation, increases in capital requirements, regulatory changes resulting from the HCEI, environmental laws and regulations, the regulation of greenhouse gas (GHG) emissions, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), and potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation);

•            decisions by the PUC in rate cases and other proceedings (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs as a result of adverse regulatory audit reports or otherwise);

•            decisions by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions and restrictions and penalties that may arise, such as with respect to environmental conditions or renewable portfolio standards (RPS));

•            potential enforcement actions by the Office of the Comptroller of the Currency, the Federal Reserve Board (FRB), the Federal Deposit Insurance Corporation (FDIC) and/or other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under existing or new banking and consumer protection laws and regulations or with respect to capital adequacy);

•            ability to recover increasing costs and earn a reasonable return on capital investments not covered by revenue adjustment mechanisms;

•            the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (i.e., first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);

•            changes in accounting principles applicable to HEI, HECO, ASB and their subsidiaries, including the possible adoption of International Financial Reporting Standards or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities (VIEs) or required capital lease accounting for PPAs with IPPs;

•            changes by securities rating agencies in their ratings of the securities of HEI and HECO and the results of financing efforts;

•            faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage-servicing assets of ASB;

•            changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of allowance for loan losses and charge-offs;

•            changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;

•            the final outcome of tax positions taken by HEI, HECO, ASB and their subsidiaries;

•            the risks of suffering losses and incurring liabilities that are uninsured (e.g., damages to the utilities’ transmission and distribution system and losses from business interruption) or underinsured (e.g., losses not covered as a result of insurance deductibles or other exclusions or exceeding policy limits); and

•            other risks or uncertainties described elsewhere in this report and in other reports (e.g., “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K) previously and subsequently filed by HEI and/or HECO with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, HECO, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(dollars in thousands, except per share amounts)

Results of operations
Revenues	$3,242,335	$2,664,982	$2,309,590	$3,218,920	$2,536,418
Net income for common stock	138,230	113,535	83,011	90,278	84,779
Basic earnings per common share	1.45	1.22	0.91	1.07	1.03
Diluted earnings per common share	1.44	1.21	0.91	1.07	1.03
Dividends per common share	1.24	1.24	1.24	1.24	1.24

Operating income (loss)
Electric utility	$215,134	$178,388	$169,671	$191,359	$130,585
Bank	91,601	92,588	31,764	26,952	84,010
Other	(17,039)	(14,765)	(13,771)	(14,154)	(10,863)
	$289,696	$256,211	$187,664	$204,157	$203,732
Assets *
Electric utility	$4,671,942	$4,285,680	$3,978,392	$3,856,109	$3,423,888
Bank	4,909,974	4,796,759	4,940,985	5,437,120	6,861,493
Other	10,815	2,905	5,625	1,853	8,535
	$9,592,731	$9,085,344	$8,925,002	$9,295,082	$10,293,916
Capital structure * **
Short-term borrowings - other than bank	$68,821	$24,923	$41,989	$—	$91,780
Long-term debt, net - other than bank	1,340,070	1,364,942	1,364,815	1,211,501	1,242,099
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,531,949	1,483,637	1,441,648	1,389,454	1,275,427
	$2,975,133	$2,907,795	$2,882,745	$2,635,248	$2,643,599
Capital structure ratios * **
Short-term borrowings - other than bank	2.3%	0.9%	1.5%	—%	3.5%
Long-term debt, net - other than bank	45.0	46.9	47.3	46.0	47.0
Preferred stock of subsidiaries	1.2	1.2	1.2	1.3	1.3
Common stock equity	51.5	51.0	50.0	52.7	48.2
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share *	166%	145%	134%	144%	149%
Price earnings ratio ***	18.3x	18.7x	23.0x	20.7x	22.1x
Return on average common equity	9.2%	7.8%	5.9%	6.8%	7.2%
Indicated annual yield *	4.7%	5.4%	5.9%	5.6%	5.4%
Dividend payout ratio	86%	102%	137%	116%	120%

*                      At December 31.

**               Excludes ASB’s deposit liabilities and other borrowings.

***        Calculated using December 31 market price per common share divided by basic earnings per common share.

See “Commitments and contingencies” in Note 3 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in HEI’s Form 10-K for discussions of certain contingencies that could adversely affect future results of operations and factors that affected reported results of operations.

On December 8, 2008, HEI completed the issuance and sale of 5 million shares of HEI’s common stock (without par value) under an omnibus shelf registration statement. The net proceeds from the sale amounted to approximately $110 million and were primarily used to repay HEI’s outstanding short-term debt and to make loans to HECO (principally to permit HECO to repay its short-term debt).

CONSOLIDATED BALANCE SHEET DATA

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(in thousands)

ASSETS
Cash and cash equivalents	$270,265	$330,651	$503,922	$183,435	$209,855
Accounts receivable and unbilled revenues, net	344,322	266,996	241,116	300,666	294,447
Available-for-sale investment and mortgage-related securities	624,331	678,152	432,881	657,717	2,140,772
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,652,419	3,497,729	3,670,493	4,206,492	4,101,193
Property, plant and equipment, net	3,334,501	3,165,918	3,088,611	2,907,376	2,743,410
Regulatory assets	669,389	478,330	426,862	530,619	284,990
Other	517,550	487,614	381,163	328,823	338,405
Goodwill	82,190	82,190	82,190	82,190	83,080
Total assets	$9,592,731	$9,085,344	$8,925,002	$9,295,082	$10,293,916

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Accounts, interest and dividends payable	$241,217	$230,260	$186,994	$183,584	$202,299
Deposit liabilities	4,070,032	3,975,372	4,058,760	4,180,175	4,347,260
Short-term borrowings - other than bank	68,821	24,923	41,989	—	91,780
Other bank borrowings	233,229	237,319	297,628	680,973	1,810,669
Long-term debt, net - other than bank	1,340,070	1,364,942	1,364,815	1,211,501	1,242,099
Deferred income taxes	354,051	278,958	188,875	143,308	155,337
Regulatory liabilities	315,466	296,797	288,214	288,602	261,606
Contributions in aid of construction	356,203	335,364	321,544	311,716	299,737
Other	1,047,400	823,479	700,242	871,476	573,409
Total liabilities	8,026,489	7,567,414	7,449,061	7,871,335	8,984,196
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	1,349,446	1,314,199	1,265,157	1,231,629	1,072,101
Retained earnings	201,640	181,910	184,213	210,840	225,168
Accumulated other comprehensive loss, net of tax benefits	(19,137)	(12,472)	(7,722)	(53,015)	(21,842)
Total shareholders’ equity	1,531,949	1,483,637	1,441,648	1,389,454	1,275,427
Total liabilities and shareholders’ equity	$9,592,731	$9,085,344	$8,925,002	$9,295,082	$10,293,916

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME DATA

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands, except per share amounts)

Revenues
Electric utility	$2,978,690	$2,382,366	$2,035,009	$2,860,350	$2,106,314
Bank	264,407	282,693	274,719	358,553	425,495
Other	(762)	(77)	(138)	17	4,609
	3,242,335	2,664,982	2,309,590	3,218,920	2,536,418
Expenses
Electric utility	2,763,556	2,203,978	1,865,338	2,668,991	1,975,729
Bank	172,806	190,105	242,955	331,601	341,485
Other	16,277	14,688	13,633	14,171	15,472
	2,952,639	2,408,771	2,121,926	3,014,763	2,332,686
Operating income (loss)
Electric utility	215,134	178,388	169,671	191,359	130,585
Bank	91,601	92,588	31,764	26,952	84,010
Other	(17,039)	(14,765)	(13,771)	(14,154)	(10,863)
	289,696	256,211	187,664	204,157	203,732
Interest expense - other than on deposit liabilities and other bank borrowings	(82,106)	(81,538)	(76,330)	(76,142)	(78,556)
Allowance for borrowed funds used during construction	2,498	2,558	5,268	3,741	2,552
Allowance for equity funds used during construction	5,964	6,016	12,222	9,390	5,219
Income before income taxes	216,052	183,247	128,824	141,146	132,947
Income taxes	75,932	67,822	43,923	48,978	46,278
Net income	140,120	115,425	84,901	92,168	86,669
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$138,230	$113,535	$83,011	$90,278	$84,779
Basic earnings per common share	$1.45	$1.22	$0.91	$1.07	$1.03
Diluted earnings per common share	$1.44	$1.21	$0.91	$1.07	$1.03
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24
Weighted-average number of common shares outstanding	95,510	93,421	91,396	84,631	82,215
Adjusted weighted-average shares	95,820	93,693	91,516	84,720	82,419

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY DATA

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)

Shareholders’ equity, January 1	$1,483,637	$1,441,648	$1,389,454	$1,275,427	$1,095,240

Comprehensive income:
Net income for common stock	138,230	113,535	83,011	90,278	84,779
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) arising during the period, net of taxes	6,578	(1,196)	12,938	(30,124)	18,087
Less: reclassification adjustment for net realized losses (gains) included in net income, net of taxes	(224)	—	28,596	15,142	(668)
Derivatives qualified as cash flow hedges:
Net unrealized holding losses arising during the period, net of tax benefits	(8)	(1,169)	—	—	—
Less: reclassification adjustment to net income, net of tax benefits	181	—	—	—	—
Retirement benefit plans:
Net transition asset arising during the period, net of taxes	—	—	6,549	—	—
Prior service credit arising during the period, net of taxes	6,943	4,712	1,446	992	10,584
Net gains (losses) arising during the period, net of taxes	(130,191)	(44,626)	64,547	(175,240)	17,825
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	9,364	4,030	10,754	5,801	8,694
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	100,692	33,499	(75,756)	152,256	(17,282)
Less: reclassification adjustment for curtailment gain included in net income, net of taxes	—	—	—	—	(5,305)
Comprehensive income	131,565	108,785	132,085	59,105	116,714
Adjustment to initially apply PUC D&Os related to retirement benefit plans, net of taxes	—	—	—	—	121,751
Adjustment to initially apply FIN 48	—	—	—	—	(228)
Issuance of common stock:
Common stock offering	—	—	—	115,000	—
Dividend reinvestment and stock purchase plan	21,217	37,296	27,701	34,607	34,443
Retirement savings and other plans	10,318	8,934	4,771	15,267	10,804
Expenses and other, net	3,712	2,812	1,056	(5,346)	(1,247)
Common stock dividends	(118,500)	(115,838)	(113,419)	(104,606)	(102,050)
Shareholders’ equity, December 31	$1,531,949	$1,483,637	$1,441,648	$1,389,454	$1,275,427

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED CAPITALIZATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(dollars in thousands, except par values)

Short-term borrowings - other than bank (1)	$68,821	$24,923	$41,989	$—	$91,780
Long-term debt - other than bank (1)
Long-term debt of electric utility subsidiaries (2)	1,058,070	1,057,942	1,057,815	904,501	885,099
HEI, senior notes, 4.41% due 2016	75,000	—	—	—	—
HEI, senior notes, 5.67% due 2021	50,000	—	—	—	—
HEI, medium-term notes, Series B 7.13%, due in 2012	7,000	7,000	7,000	7,000	7,000
HEI, medium-term notes, Series C 6.51% due in 2014	100,000	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series D 4.00% paid in 2008	—	—	—	—	50,000
HEI, medium-term notes, Series D 5.25% due in 2013	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% paid in 2011	—	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 6.141% paid in 2011	—	100,000	100,000	100,000	100,000
	1,340,070	1,364,942	1,364,815	1,211,501	1,242,099

Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	1,349,446	1,314,199	1,265,157	1,231,629	1,072,101
Retained earnings	201,640	181,910	184,213	210,840	225,168
Accumulated other comprehensive loss, net of tax benefits	(19,137)	(12,472)	(7,722)	(53,015)	(21,842)
	1,531,949	1,483,637	1,441,648	1,389,454	1,275,427
Total capitalization	$2,975,133	$2,907,795	$2,882,745	$2,635,248	$2,643,599

LONG-TERM DEBT MATURITIES

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

(in thousands)	2012	2013	2014	2015	2016	Thereafter	Total
Long-term debt - other than bank (1)
Electric utilities	$57,500	$—	$11,400	$—	$—	$989,170	$1,058,070
HEI	7,000	50,000	100,000	—	75,000	50,000	282,000
	$64,500	$50,000	$111,400	$—	$75,000	$1,039,170	$1,340,070

(1)   Excludes deposit liabilities, other bank borrowings and intercompany borrowings.

(2)   See pages 14 and 15 for additional information.

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS DATA

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)
Cash flows from operating activities
Net income	$140,120	$115,425	$84,901	$92,168	$86,669
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	148,152	154,523	151,282	150,977	147,881
Other amortization	19,318	4,605	5,389	5,085	11,878
Provision for loan losses	15,009	20,894	32,000	10,334	5,700
Impairment of utility plant	9,215	—	—	—	11,701
Gain on pension curtailment	—	—	—	(472)	(8,809)
Loans receivable originated and purchased, held for sale	(267,656)	(360,527)	(443,843)	(204,457)	(39,688)
Proceeds from sale of loans receivable, held for sale	273,932	392,406	471,194	185,291	33,876
Net losses (gains) on sale of investment and mortgage-related securities	(371)	—	32,034	17,376	(1,109)
Other-than-temporary impairment on available-for-sale mortgage-related securities	—	—	15,444	7,764	—
Change in deferred income taxes	79,444	97,791	12,787	5,134	(34,624)
Change in excess tax benefits from share-based payment arrangements	35	45	310	(405)	(195)
Allowance for equity funds used during construction	(5,964)	(6,016)	(12,222)	(9,390)	(5,219)
Change in cash overdraft	(2,688)	(141)	—	—	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(77,326)	(25,880)	59,550	(6,219)	(45,808)
Increase (decrease) in accounts, interest and dividends payable	(34,480)	43,266	3,410	(18,715)	36,794
Change in other assets and liabilities	(46,374)	(95,674)	(127,768)	25,343	20,184
Net cash provided by operating activities	250,366	340,717	284,468	259,814	219,231
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(361,876)	(714,552)	(297,864)	(489,264)	(402,071)
Principal repayments on available-for-sale investment and mortgage-related securities	389,906	465,437	357,233	610,521	652,083
Proceeds from sale of available-for-sale investment and mortgage-related securities	32,799	—	185,134	1,311,596	1,109
Proceeds from sale of other investments	—	—	—	17	35,920
Net decrease (increase) in loans held for investment	(181,080)	118,892	484,960	(92,241)	(315,786)
Proceeds from sale of real estate acquired in settlement of loans	8,020	5,967	1,555	—	—
Capital expenditures	(235,116)	(182,125)	(304,761)	(282,051)	(218,297)
Contributions in aid of construction	23,534	22,555	14,170	17,319	19,011
Other	(2,974)	5,092	1,199	1,116	5,902
Net cash provided by (used in) investing activities	$(326,787)	$(278,734)	$441,626	$1,077,013	$(222,129)

CONSOLIDATED STATEMENTS OF CASH FLOWS DATA (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)

Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$94,660	$(83,388)	$(121,415)	$(167,085)	$(228,288)
Net increase (decrease) in short-term borrowings with original maturities of three months or less	43,898	(17,066)	41,989	(91,780)	(84,492)
Net increase (decrease) in retail repurchase agreements	10,910	(60,308)	(3,829)	(37,142)	71,205
Proceeds from other bank borrowings	—	—	310,000	2,592,635	1,338,432
Repayments of other bank borrowings	(15,000)	—	(689,517)	(3,682,119)	(1,166,112)
Proceeds from issuance of long-term debt	125,000	—	153,186	19,275	242,539
Repayments of long-term debt	(150,000)	—	—	(50,000)	(136,000)
Change in excess tax benefits from share-based payment arrangements	(35)	(45)	(310)	405	195
Net proceeds from issuance of common stock	15,979	22,706	15,329	136,443	21,072
Common stock dividends	(106,812)	(93,034)	(96,843)	(83,604)	(81,489)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)	(1,890)	(1,890)
Other	(675)	(2,229)	(12,307)	1,615	(19,720)
Net cash provided by (used in) financing activities	16,035	(235,254)	(405,607)	(1,363,247)	(44,548)
Net increase (decrease) in cash and cash equivalents	(60,386)	(173,271)	320,487	(26,420)	(47,446)
Cash and cash equivalents, January 1	330,651	503,922	183,435	209,855	257,301

Cash and cash equivalents, December 31	$270,265	$330,651	$503,922	$183,435	$209,855

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

NET INCOME AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009		2008		2007
(dollars in thousands)

Net income (loss) for common stock by company
Electric utilities
HECO	$55,369	$50,989	$53,621		$54,966		$32,249
HELCO	26,651	16,608	15,761		19,641		8,252
MECO	17,975	9,012	10,224		17,792		11,785
Renewable Hawaii, Inc.	(5)	(8)	(11)		(77)		(83)
Uluwehiokama Biofuels Corp.	(4)	(12)	(149)		(347)		(47)
	99,986	76,589	79,446		91,975		52,156
ASB consolidated	59,843	58,456	21,767	(1)	17,827	(2)	53,107
HEI and other	(21,599)	(21,510)	(18,202)		(19,524)		(20,484)
Consolidated HEI	$138,230	$113,535	$83,011	(1)	$90,278	(2)	$84,779

Return on average common equity by company
Electric utilities
HECO	6.4%	6.1%	6.7%		7.6%		5.0%
HELCO	9.7	6.5	6.8		9.3		4.4
MECO	7.7	4.0	4.7		8.4		5.9
	7.3	5.8	6.4		8.0		5.0
ASB consolidated	12.2	11.9	4.5	(1)	3.3	(2)	9.2
Consolidated HEI	9.2%	7.8%	5.9	%(1)	6.8	%(2)	7.2%

(1)          Includes a $19.3 million after-tax charge related to ASB’s private-issue mortgage-related securities.  Excluding this $19.3 million charge, ASB consolidated net income would have been $41 million and return on average common equity would have been 8.3% and HEI consolidated net income would have been $102 million and return on average common equity would have been 7.2%.

(2)          Includes a $35.6 million after-tax charge related to ASB’s balance sheet restructuring in June 2008. Excluding this $35.6 million charge, ASB consolidated net income would have been $53 million and return on average common equity would have  been 9.6% and HEI consolidated net income would have been $126 million and return on average common equity would have been 9.3%.

STATE OF HAWAII DATA

Unaudited

Years ended December 31, except as noted	2011		2010	2009	2008	2007

POPULATION BY COUNTY (thousands)*
Honolulu	n/a		953	908	905	900
Hawaii	n/a		185	178	176	173
Maui	n/a		155	145	144	141
Kauai	n/a		67	64	63	63
	1,375	(e)	1,360	1,295	1,288	1,277

VISITOR DATA
Visitor arrivals by air (thousands)
Domestic	5,127		4,957	4,672	4,902	5,583
International	2,033		1,960	1,748	1,811	1,914
	7,160		6,917	6,420	6,713	7,497
Visitor arrivals by air, by county (thousands)**
Honolulu	4,398		4,274	4,025	4,194	4,695
Hawaii	1,317		1,281	1,215	1,321	1,622
Maui	2,209		2,123	1,932	2,129	2,522
Kauai	1,015		955	928	1,031	1,299
	8,939		8,633	8,100	8,675	10,138
Visitor days (thousands)
Domestic	51,842		49,787	47,121	49,497	55,100
International	16,504		15,163	13,134	13,633	14,035
	68,346		64,950	60,255	63,130	69,135

Visitor expenditures by air (billions)	$12.6		$10.9	$9.8	$11.2	$12.6

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized***	$1,859		$1,980	$1,999	$2,907	$3,585
Contracting tax base	n/a		$5,590	$6,642	$7,987	$8,073

FEDERAL GOVERNMENT DATA (millions)
Department of Defense expenditures	n/a		n/a	$8,801	$6,107	$5,467
Other federal agencies expenditures	n/a		n/a	$16,719	8,902	8,595
Total federal government expenditures	n/a		n/a	$25,520	$15,009	$14,062

OTHER DATA
Real gross state product (billions of 2005 $s)	$60.1	(e)	$59.3	$58.6	$60.2	$59.7
Honolulu Consumer Price Index (%)	3.7		2.1	0.5	4.3	4.8
Total wage and salary jobs (thousands)	600.6		593.2	597.9	625.4	631.4
Unemployment rate (average annual %)	6.7		6.9	6.8	4.0	2.6

Sources:  State of Hawaii Data Book 2010 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawai’i Tourism Authority, and United States Department of Labor, Bureau of Labor Statistics

*	Resident population estimates, including military personnel, excluding visitors, as of July 1
**	Visitors visiting more than one county are included in each county’s visitor arrival count. Visitor arrivals by county include domestic and international visitors.
***	Excludes public construction
(e)	Estimate
n/a	Not available

SELECTED DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010		2009	2008	2007
(in thousands)

CAPITAL STRUCTURE *
Short-term borrowings	$—	$—		$—	$41,550	$28,791
Long-term debt, net, including current portion	1,058,070	1,057,942		1,057,815	904,501	885,099
Preferred stock	34,293	34,293		34,293	34,293	34,293
Common stock equity	1,406,084	1,337,398		1,306,408	1,188,842	1,110,462
	$2,498,447	$2,429,633		$2,398,516	$2,169,186	$2,058,645
CAPITAL STRUCTURE RATIOS (%) *
Short-term borrowings	—	—		—	1.9	1.4
Long-term debt, net, including current portion	42.3	43.5		44.1	41.7	43.0
Preferred stock	1.4	1.4		1.4	1.6	1.7
Common stock equity	56.3	55.1		54.5	54.8	53.9
	100.0	100.0		100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	3.52	2.88		2.99	3.48	2.43
Authorized return on rate base **
HECO	8.16	8.16		8.66	8.66	9.16
HELCO	8.33	8.33		9.14	9.14	9.14
MECO	8.67	8.67		8.83	8.83	8.83
Earned return on simple average rate base ***
HECO	6.83	5.93		6.12	7.05	4.92
HELCO	8.78	5.86		5.70	7.21	6.68
MECO	7.07	4.86		4.99	7.03	5.59
Authorized return on simple average common equity **
HECO	10.00	10.00	(a)	10.70	10.70	11.40
HELCO	10.70	10.70		11.50	11.50	11.50
MECO	10.70	10.70		10.94	10.94	10.94
Earned return on simple average common equity ****
HECO	8.03	6.15		7.02	8.07	4.52
HELCO	10.85	6.24		6.89	9.39	7.79
MECO	8.10	3.90		4.76	8.54	5.78
RATE BASE (in millions, December 31)
HECO	$1,431	$1,442		$1,371	$1,180	$1,175
HELCO	453	453		463	372	367
MECO	392	378		386	386	388
	$2,276	$2,273		$2,220	$1,938	$1,930
RATE BASE (in millions, simple average)
HECO	$1,401	$1,406		$1,276	$1,178	$1,162
HELCO	453	458		417	369	378
MECO	385	382		386	387	382
	$2,239	$2,246		$2,079	$1,934	$1,922
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2	3.5		3.8	3.8	3.8
Accumulated depreciation as percent of gross plant *	37.5	38.4		37.9	38.0	38.1
Weighted-average AFUDC rate	8.0	8.1		8.1	8.1	8.1
NUMBER OF FULL-TIME EQUIVALENT EMPLOYEES *
HECO	1,806	1,634		1,601	1,525	1,474
HELCO	357	347		358	348	344
MECO	355	336		338	330	327
	2,518	2,317		2,297	2,203	2,145

*	At December 31
**

Reflects latest final decision and order as of the end of the respective years. The return on rate base used by the PUC for purposes of the most recent interim decision and orders in HECO’s and MECO’s rate cases is 8.11% and 8.43%, respectively. The return on average common equity used by the PUC in those interim decision and orders is 10.00% for HECO (reflecting decoupling) and 10.50% for MECO.

On February 8, 2012 the PUC issued a final decision and order in HELCO’s 2010 test year rate case in which the PUC approved a 10.00% return on average common equity and a 8.31% return on rate base. That decision and order reflects PUC approval of decoupling for HELCO.

***	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
****	Beginning in 2011, based on recorded income and average common equity supporting rate base, both adjusted for items not included in determining electric rates.
(a)	Represents the authorized return from the 2009 test year final D&O effective March 1, 2011.

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(in thousands)

ASSETS
Utility plant, at cost
Land	$51,514	$51,364	$52,530	$42,541	$38,161
Plant and equipment	5,052,027	4,896,974	4,696,257	4,277,499	4,131,267
Less accumulated depreciation	(1,966,894)	(1,941,059)	(1,848,416)	(1,741,453)	(1,647,113)
Construction in progress	138,838	101,562	132,980	266,628	151,179
Net utility plant	3,275,485	3,108,841	3,033,351	2,845,215	2,673,494
Current assets
Cash and equivalents	48,806	122,936	73,578	6,901	4,678
Customer accounts receivable, net	183,328	138,171	133,286	166,422	146,112
Accrued unbilled revenues, net	137,826	104,384	84,276	106,544	114,274
Other accounts receivable, net	8,623	9,376	8,449	7,918	6,915
Fuel oil stock, at average cost	171,548	152,705	78,661	77,715	91,871
Materials and supplies, at average cost	43,188	36,717	35,908	34,532	34,258
Prepayments and other	34,602	55,216	16,201	12,626	9,490
Regulatory assets	20,283	7,349	6,849	6,654	5,997
Total current assets	648,204	626,854	437,208	419,312	413,595
Other long-term assets
Regulatory assets	649,106	470,981	420,013	523,965	278,993
Unamortized debt expense	12,786	14,030	14,288	14,503	15,635
Other	86,361	64,974	73,532	53,114	42,171
Total other long-term assets	748,253	549,985	507,833	591,582	336,799
	$4,671,942	$4,285,680	$3,978,392	$3,856,109	$3,423,888
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,406,084	$1,337,398	$1,306,408	$1,188,842	$1,110,462
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,000,570	1,057,942	1,057,815	904,501	885,099
Total capitalization	2,440,947	2,429,633	2,398,516	2,127,636	2,029,854
Current liabilities
Short-term borrowings - nonaffiliates	—	—	—	—	28,791
Short-term borrowings - affiliate	—	—	—	41,550	—
Current portion of long-term debt	57,500	—	—	—	—
Accounts payable	188,580	178,959	132,711	122,994	137,895
Interest and preferred dividends payable	19,483	20,603	21,223	15,397	14,719
Taxes accrued	224,768	175,960	156,092	220,046	189,637
Other	69,353	56,354	48,192	55,268	57,799
Total current liabilities	559,684	431,876	358,218	455,255	428,841
Deferred credits and other liabilities
Deferred income taxes	337,863	269,286	180,603	166,310	162,113
Regulatory liabilities	315,466	296,797	288,214	288,602	261,606
Unamortized tax credits	60,614	58,810	56,870	58,796	58,419
Retirement benefits liability	495,121	355,844	296,623	392,845	129,288
Other	106,044	108,070	77,804	54,949	54,030
Total deferred credits and other liabilities	1,315,108	1,088,807	900,114	961,502	665,456
Contributions in aid of construction	356,203	335,364	321,544	311,716	299,737
	$4,671,942	$4,285,680	$3,978,392	$3,856,109	$3,423,888

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)

Operating revenues	$2,973,764	$2,367,441	$2,026,672	$2,853,639	$2,096,958
Operating expenses
Fuel oil	1,265,126	900,408	671,970	1,229,193	774,119
Purchased power	689,652	548,800	499,804	689,828	536,960
Other operation	257,065	251,027	248,515	243,249	214,047
Maintenance	121,219	127,487	107,531	101,624	105,743
Depreciation	142,975	149,708	144,533	141,678	137,081
Taxes, other than income taxes	276,504	222,117	191,699	261,823	194,607
Income taxes	65,988	48,053	48,212	56,307	34,126
	2,818,529	2,247,600	1,912,264	2,723,702	1,996,683
Operating income	155,235	119,841	114,408	129,937	100,275
Other income (deductions)
Allowance for equity funds used during construction	5,964	6,016	12,222	9,390	5,219
Impairment of utility plant	(5,496)	—	—	—	—
Other, net	3,811	11,679	7,487	5,659	(627)
	4,279	17,695	19,709	15,049	4,592
Interest and other charges
Interest on long-term debt	57,532	57,532	51,820	47,302	45,964
Amortization of net bond premium and expense	3,081	2,975	3,254	2,530	2,440
Other interest charges	(582)	1,003	2,870	4,925	4,864
Allowance for borrowed funds used during construction	(2,498)	(2,558)	(5,268)	(3,741)	(2,552)
	57,533	58,952	52,676	51,016	50,716
Net income	101,981	78,584	81,441	93,970	54,151
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to HECO	101,066	77,669	80,526	93,055	53,236
Preferred stock dividends of HECO	1,080	1,080	1,080	1,080	1,080
Net income for common stock	99,986	76,589	79,446	91,975	52,156
Retained earnings, January 1	854,856	827,036	802,590	724,704	700,252
Adjustment to initially apply FIN 48	—	—	—	—	(620)
Common stock dividends	(70,558)	(48,769)	(55,000)	(14,089)	(27,084)
Retained earnings, December 31	$884,284	$854,856	$827,036	$802,590	$724,704

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31

(dollars in thousands, except par values)

		Par value		Shares outstanding 12/31/11	2011	2010	2009	2008	2007

C	4.25%	$20	HECO	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	HECO	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	HECO	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	HECO	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	HECO	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	HELCO	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	MECO	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HECO
Series 1993, 5.45%, due 2023	$50,000	$50,000	$50,000	$50,000	$50,000
Series 1997A, 5.65%, due 2027	50,000	50,000	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	42,580	42,580	42,580	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	30,000	30,000	30,000	30,000	30,000
Series 1999C, 6.20%, due 2029	35,000	35,000	35,000	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	16,000	16,000	16,000	16,000	16,000
Refunding series 2000, 5.70%, due 2020	46,000	46,000	46,000	46,000	46,000
Series 2002A, 5.10%, due 2032	40,000	40,000	40,000	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	40,000	40,000	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series 2007A, 4.65%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	—	—
	$641,580	$641,580	$641,580	$551,580	$551,580

(Continued on next page)

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HELCO
Series 1993, 5.45%, due 2023	$20,000	$20,000	$20,000	$20,000	$20,000
Series 1997A, 5.65%, due 2027	30,000	30,000	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	7,200	7,200	7,200	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	11,400	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	11,000	11,000	11,000	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	3,000	3,000	3,000	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	14,000	14,000	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	12,000	12,000	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	—	—
	201,600	201,600	201,600	141,600	141,600

MECO
Series 1993, 5.45%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 1997A, 5.65%, due 2027	20,000	20,000	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	7,720	7,720	7,720	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	9,000	9,000	9,000	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	1,000	1,000	1,000	1,000	1,000
Refunding series 2000, 5.70%, due 2020	20,000	20,000	20,000	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	55,000	55,000
	164,720	164,720	164,720	164,720	164,720
	1,007,900	1,007,900	1,007,900	857,900	857,900
Less funds on deposit with trustees	—	—	—	(3,186)	(22,461)
	1,007,900	1,007,900	1,007,900	854,714	835,439

OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,059,446	1,059,446	1,059,446	906,260	886,985
Less unamortized discount	(1,376)	(1,504)	(1,631)	(1,759)	(1,886)
Less current portion of long-term debt	(57,500)	—	—	—	—
Long-term debt, net	$1,000,570	$1,057,942	$1,057,815	$904,501	$885,099

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)

Cash flows from operating activities
Net income	$101,981	$78,584	$81,441	$93,970	$54,151
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of utility plant	142,975	149,708	144,533	141,678	137,081
Other amortization	17,378	7,725	10,045	8,619	8,230
Impairment of utility plant	9,215	—	—	—	11,701
Changes in deferred income taxes	69,091	95,685	14,762	3,882	(31,888)
Changes in tax credits, net	2,087	2,841	(1,332)	1,470	1,992
Allowance for equity funds used during construction	(5,964)	(6,016)	(12,222)	(9,390)	(5,219)
Change in cash overdraft	(2,688)	(141)	—	—	—
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	(44,404)	(5,812)	32,605	(21,313)	(23,080)
Decrease (increase) in accrued unbilled revenues	(33,442)	(20,108)	22,268	7,730	(22,079)
Decrease (increase) in fuel oil stock	(18,843)	(74,044)	(946)	14,156	(27,559)
Increase in materials and supplies	(6,471)	(809)	(1,376)	(274)	(3,718)
Increase in regulatory assets	(40,132)	(2,936)	(17,597)	(3,229)	(1,968)
Increase (decrease) in accounts payable	(35,815)	25,392	(6,165)	(14,901)	35,383
Changes in prepaid and accrued income taxes and revenue taxes	69,736	(10,170)	(61,951)	28,055	37,455
Contributions to defined benefit pension and other postretirement benefit plans	(73,176)	(31,068)	(24,086)	(13,696)	(12,139)
Other	9,866	38,958	21,515	8,251	28,247
Net cash provided by operating activities	161,394	247,789	201,494	245,008	186,590
Cash flows from investing activities
Capital expenditures	(226,022)	(174,344)	(286,445)	(278,476)	(209,821)
Contributions in aid of construction	23,534	22,555	14,170	17,319	19,011
Other	77	1,327	340	1,157	5,440
Net cash used in investing activities	(202,411)	(150,462)	(271,935)	(260,000)	(185,370)
Cash flows from financing activities
Net increase (decrease) in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	—	—	(10,464)	12,759	(84,316)
Proceeds from issuance of long-term debt	—	—	153,186	19,275	242,538
Repayment of long-term debt	—	—	—	—	(126,000)
Proceeds from issuance of common stock	40,000	4,250	61,914	—	—
Preferred stock dividends of HECO and subsidiaries	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(70,558)	(48,769)	(55,000)	(14,089)	(27,084)
Other	(560)	(1,455)	(10,523)	1,265	(3,544)
Net cash provided by (used in) financing activities	(33,113)	(47,969)	137,118	17,215	(401)
Net increase (decrease) in cash and cash equivalents	(74,130)	49,358	66,677	2,223	819
Cash and cash equivalents, January 1	122,936	73,578	6,901	4,678	3,859
Cash and cash equivalents, December 31	$48,806	$122,936	$73,578	$6,901	$4,678

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

Note: The amounts for “Increase (decrease) in accounts payable” and “Capital expenditures” for years 2010 and 2009 were restated to conform to the 2011 presentation. Years 2008 and 2007 have not been similarly restated.

CUSTOMER, SALES AND REVENUE DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
SERVICE AREA
Service area (square miles)	5,766	5,766	5,766	5,766	5,766
Service area population (estimated, in thousands)	n/a	1,293	1,231	1,224	1,214
CUSTOMER ACCOUNTS *
Residential	390,133	388,307	385,886	383,042	381,964
Commercial	53,904	54,374	54,527	55,243	55,869
Large light and power	567	548	558	543	554
Other	1,625	1,627	1,613	1,583	1,510
	446,229	444,856	442,584	440,411	439,897
CUSTOMER ACCOUNTS BY COMPANY *
HECO	296,800	296,422	295,282	293,740	294,591
HELCO	81,199	80,695	79,813	79,606	78,983
MECO	68,230	67,739	67,489	67,065	66,323
Consolidated	446,229	444,856	442,584	440,411	439,897
KILOWATTHOUR SALES (millions)
Residential	2,770	2,830	2,893	2,925	3,035
Commercial	3,204	3,185	3,222	3,326	3,341
Large light and power	3,503	3,513	3,525	3,633	3,690
Other	50	51	50	52	52
	9,527	9,579	9,690	9,936	10,118
KILOWATTHOUR SALES MIX (%)
Residential	29.1	29.5	29.9	29.4	30.0
Commercial	33.6	33.3	33.2	33.5	33.0
Large light and power	36.8	36.7	36.4	36.6	36.5
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
HECO	7,242	7,277	7,378	7,556	7,675
HELCO	1,104	1,110	1,120	1,141	1,163
MECO	1,181	1,192	1,192	1,239	1,280
Consolidated	9,527	9,579	9,690	9,936	10,118
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
HECO	(0.5)	(1.4)	(2.4)	(1.6)	(0.3)
HELCO	(0.5)	(0.9)	(1.8)	(1.9)	1.2
MECO	(0.9)	(0.1)	(3.8)	(3.2)	1.1
Consolidated	(0.5)	(1.1)	(2.5)	(1.8)	0.0

* At December 31

CUSTOMER, SALES AND REVENUE DATA (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
ELECTRIC OPERATING REVENUES (thousands)
Electric sales revenue
Residential	$946,653	$781,467	$690,656	$935,061	$713,241
Commercial	1,024,725	814,109	694,087	973,048	714,218
Large light and power	976,949	752,056	623,159	921,321	652,298
Other	16,172	13,004	10,721	15,069	10,791
	2,964,499	2,360,636	2,018,623	2,844,499	2,090,548
Other revenues	9,265	6,805	8,049	9,140	6,410
	$2,973,764	$2,367,441	$2,026,672	$2,853,639	$2,096,958
ELECTRIC OPERATING REVENUES BY COMPANY (thousands)
HECO	$2,110,248	$1,649,608	$1,384,885	$1,954,772	$1,385,136
HELCO	444,266	372,633	343,943	446,297	361,412
MECO	419,250	345,200	297,844	452,570	350,410
Consolidated	$2,973,764	$2,367,441	$2,026,672	$2,853,639	$2,096,958
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	34.18	27.61	23.87	31.97	23.50
Commercial	31.99	25.56	21.54	29.25	21.38
Large light and power	27.89	21.41	17.68	25.36	17.68
Other	32.37	25.63	21.36	28.81	20.81
	31.12	24.65	20.83	28.63	20.66
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
HECO	29.05	22.61	18.70	25.78	17.99
HELCO	40.16	33.50	30.63	39.02	31.02
MECO	35.35	28.83	24.86	36.40	27.27
Consolidated	31.12	24.65	20.83	28.63	20.66
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
HECO	7,319	7,540	7,759	7,868	8,214
HELCO	6,271	6,405	6,613	6,703	7,024
MECO	7,195	7,368	7,503	7,681	8,101
Consolidated	7,117	7,317	7,523	7,640	7,996
Average monthly electric sales revenue per residential customer	$203	$168	$150	$204	$157

POWER SUPPLY DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional	4,798	4,884	4,972	5,193	5,379
Combustion turbine (1)	24	29	98	125	134
Diesel	238	242	295	264	280
Combined-cycle	883	878	723	662	671
	5,943	6,033	6,088	6,244	6,464
Biofuels	59	3	0	0	0
Hydro and wind	20	17	29	18	15
Total net generated	6,022	6,053	6,117	6,262	6,479
Purchased	4,010	4,063	4,120	4,248	4,228
	10,032	10,116	10,237	10,510	10,707
GENERATION MIX (%)
Fuel oil
Steam-conventional	47.8	48.3	48.6	49.4	50.2
Combustion turbine (1)	0.2	0.3	0.9	1.2	1.3
Diesel	2.4	2.4	2.9	2.5	2.6
Combined-cycle	8.8	8.7	7.1	6.3	6.3
	59.2	59.7	59.5	59.4	60.4
Biofuels	0.6	0.0	0.0	0.0	0.0
Hydro and wind	0.2	0.1	0.3	0.2	0.1
Total generation	60.0	59.8	59.8	59.6	60.5
Purchased	40.0	40.2	40.2	40.4	39.5
	100.0	100.0	100.0	100.0	100.0
SYSTEM CAPABILITY (MW) * **
Company-owned generation
Steam-conventional	1,207	1,205	1,205	1,205	1,205
Combustion turbine (1)	150	150	263	193	193
Diesel	147	147	177	176	174
Biodiesel (CIP CT-1)	113	113	0	0	0
Combined-cycle	170	170	170	113	113
	1,787	1,785	1,815	1,687	1,685
Firm purchase power contracts	540	540	532	540	538
	2,327	2,325	2,347	2,227	2,223
SYSTEM CAPABILITY BY COMPANY (MW) * **
HECO	1,756	1,756	1,785	1,672	1,672
HELCO	287	285	278	272	270
MECO	284	284	284	283	281
	2,327	2,325	2,347	2,227	2,223
SYSTEM PEAK LOAD BY COMPANY (MW) ***
HECO	1,141	1,162	1,213	1,186	1,216
HELCO	189	190	195	198	203
MECO	200	210	210	206	216
	1,530	1,562	1,618	1,590	1,635
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	10,032	10,276	10,514	10,735	11,207
Average fuel oil cost per barrel	$123.63	$87.62	$63.91	$114.50	$69.08
Average fuel oil cost per million BTU (cents)	1,986.7	1,404.8	1,026.4	1,840.0	1,108.2
Fuel oil cost per net KWH generated (cents)	21.078	14.915	11.036	19.687	11.977
BTU per net KWH generated by company
HECO	10,583	10,545	10,590	10,496	10,649
HELCO	11,766	11,939	13,085	13,984	13,903
MECO	10,135	10,254	10,323	10,240	10,190
Consolidated	10,609	10,617	10,753	10,700	10,807
OTHER DATA
Losses and system uses (%)	4.8	5.1	5.1	5.2	5.3
Reserve margin (%) ***	56.1	52.6	50.0	44.5	38.6
Annual load factor (%) ***	74.8	73.9	72.2	75.3	74.7
Cost per KWH purchased (cents)	17.199	13.508	12.132	16.238	12.700

*	At December 31
**	Excludes hydro run-of-river units
***	Net; noncoincident and nonintegrated
(1)	2009 includes CIP CT-1 biodiesel

FORECAST: 2012 - 2016 ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 12, 2011 (1)

Years ended December 31	2011	2012	2013	2014	2015	2016	2012-2016
(dollars in millions)	actual

USES OF CAPITAL

Capital expenditures, including AFUDC	282.7	346.3	430.8	627.5	827.2	923.4	3,155.2
Less: AFUDC	7.0	8.1	11.9	28.3	63.3	107.2	218.8
Contributions in aid of construction	26.8	56.9	41.2	22.0	19.6	19.7	159.4
Net capital expenditures	248.9	281.3	377.7	577.2	744.3	796.5	2,777.0
Debt maturities (2)	—	57.5	—	11.4	—	—	68.9
Total net requirements	$248.9	$338.8	$377.7	$588.6	$744.3	$796.5	$2,845.9

SOURCES OF CAPITAL
Internal funds after dividends
Depreciation and amortization	$164.1	$155.9	$169.9	$178.9	$186.8	$193.2	$884.7
Deferred income taxes and tax credits, net	71.2	90.6	23.8	34.1	55.8	66.1	270.4
Retained earnings and other, excluding AFUDC	(26.4)	(118.1)	(63.0)	(85.2)	(151.0)	(132.4)	(549.7)
Total internal sources, excluding AFUDC	208.9	128.4	130.7	127.8	91.6	126.9	605.4
External financing sources
Debt
Short-term	—	—	76.3	5.3	22.2	4.7	108.5
Change in temporary investments	—	(0.5)	22.2	—	—	—	21.7
Long-term debt issuances	—	167.2	—	217.8	280.0	310.0	975.0
Common Stock Issuance	40.0	43.7	148.5	237.7	350.5	354.9	1,135.3
Total external financing sources	40.0	210.4	247.0	460.8	652.7	669.6	2,240.5
Total sources	$248.9	$338.8	$377.7	$588.6	$744.3	$796.5	$2,845.9
Internal sources as a percent of
Net capital expenditures	84	46	35	22	12	16	22
Total net requirements	84	38	35	22	12	16	21

CAPITAL STRUCTURE (at December 31)
Capitalization
Total debt	$1,058.1	$1,167.7	$1,244.1	$1,455.8	$1,758.0	$2,072.7
Preferred stock	34.3	34.3	34.3	34.3	34.3	34.3
Common stock	1,406.1	1,493.2	1,685.5	1,977.4	2,395.1	2,829.7
Total capitalization	$2,498.5	$2,695.2	$2,963.9	$3,467.5	$4,187.4	$4,936.7
Capitalization ratios (%)
Total debt	42.3	43.3	42.0	42.0	42.0	42.0
Preferred stock	1.4	1.3	1.1	1.0	0.8	0.7
Common stock	56.3	55.4	56.9	57.0	57.2	57.3
Total capitalization	100.0	100.0	100.0	100.0	100.0	100.0

(1)	Forecast as of December 12, 2011 prior to the final HELCO 2010 test year decision & order (issued on 2/08/12) where the PUC approved a 10.0% return on common equity for the 2010 test year.
(2)	May not include those securities sold at the company’s option, the proceeds of which are used to repay long-term obligations prior to their maturity.

FORECAST: 2012 - 2016  ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 12, 2011

Years ended December 31	2011	2012	2013	2014	2015	2016
	actual

CONSOLIDATED SALES AND GENERATION DATA
Sales (millions of KWH)
HECO (Oahu)	7,242	7,530	7,628	7,673	7,681	7,696
HELCO (Hawaii)(1)	1,104	1,120	1,134	1,151	1,167	1,182
MECO (Maui, Lanai, Molokai)	1,181	1,202	1,209	1,216	1,230	1,243
Total	9,527	9,852	9,971	10,040	10,078	10,121
Peak load (MW) (2)	1,530	1,625	1,649	1,671	1,680	1,683
Increase (decrease) from previous year	-2.0%	6.2%	1.5%	1.3%	0.6%	0.2%
Generating capability at year-end (MW)	1,787	1,795	1,795	1,795	1,795	1,795
Firm purchased capacity at year-end (MW)	540	575	575	575	559	559
Generating capability and firm purchased capacity at year-end (MW)	2,327	2,370	2,370	2,370	2,354	2,354
Firm purchased capacity (%)	23.2	24.3	24.3	24.3	23.7	23.7
Reserve margin (%) (2)	56.1	45.9	43.7	41.8	40.1	39.9
Load factor (%) (2)	74.8	72.9	72.9	72.4	72.3	72.2
Net KWH generated and purchased (millions)
Company generated	6,022	5,857	5,955	5,650	5,601	5,608
Purchased power	4,010	4,544	4,572	4,949	5,038	5,074
Total	10,032	10,401	10,527	10,600	10,639	10,682
CONSOLIDATED GENERATION MIX BY SOURCE (%) (3)
Fuel oil	75.7	72.9	72.4	69.0	67.4	65.8
Coal	13.8	15.1	13.7	14.6	14.5	14.5
Wind	3.4	3.9	3.6	5.2	6.2	6.2
Solid waste	3.2	4.0	4.8	4.8	4.8	4.8
Geothermal and other, including Biofuel and PV	3.9	4.1	5.5	6.4	7.1	8.7
Total	100.0	100.0	100.0	100.0	100.0	100.0

(1)	In January 2012, HELCO’s sales forecast was updated and 2012 sales are expected to increase by 0.2% over 2011 instead of the 1.4% increase reflected in the sales data above.
(2)	Noncoincident and nonintegrated
(3)	Includes company-owned and purchased generation

HAWAII PUBLIC UTILITIES COMMISSION

The Governor, with the consent of the Senate, appoints three full-time commissioners to staggered six-year terms. Commissioners can serve no more than 12 consecutive years.  Statutes provide for the rendering of an “interim decision” in rate cases within 11 months of the filing of a complete application by the company.  There is no statutory deadline for rendering a final decision.

In March 2011, former State Representative Hermina Morita became the Chair of the PUC (for a term that expires in June 2014).  The other commissioners are John E. Cole (for a term that expires in June 2012), who previously served as the Executive Director of the Division of Consumer Advocacy, and Michael E. Champley (for a term that expires in June 2016), previously an energy consultant and former executive with DTE Energy.  Mr. Champley began serving on the PUC on an interim basis in September 2011, pending confirmation by the State Senate (a confirmation hearing has been scheduled for March 1, 2012).  On February 17, 2012, Governor Neil Abercrombie nominated attorney Lorraine Akiba (for a term that expires in June 2018) to succeed Mr. Cole, pending confirmation by the State Senate.  From 1995 to 2000, Ms. Akiba served as state Director of Labor and Industrial Relations.

CONSUMER ADVOCATE

Jeffery T. Ono was appointed executive director of the Division of Consumer Advocacy effective December 16, 2010.  Prior to becoming the executive director, Mr. Ono worked as an attorney in private practice.

SELECTED DATA

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007

REGULATORY CAPITAL (%)
Tangible capital
ASB	9.04	9.21	8.99	8.48	7.78
Requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital
ASB	9.04	9.21	8.99	8.48	7.78
Requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital
ASB	12.92	13.85	14.06	12.76	14.68
Requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)
Return on assets (1)
ASB	1.23	1.20	0.43	0.29	0.78
Peers (2)	0.91	0.52	0.16	0.65	0.92
High performing peers (2)	1.16	1.09	0.85	0.99	1.14
Net interest margin
ASB	4.12	4.23	4.19	3.62	3.05
Peers (2)	3.83	3.62	3.43	3.53	3.52
High performing peers (2)	4.08	4.21	3.89	3.88	3.73
Efficiency ratio
ASB	57	56	72	85	66
Peers (2)	62	61	64	60	60
High performing peers (2)	54	54	54	54	54
Revenue growth
ASB	(4.73)	13.48	(8.67)	(4.69)	1.27
Peers (2)	1.71	4.60	12.19	3.29	3.59
High performing peers (2)	4.46	4.32	14.43	8.00	3.89
Net charge-offs to loans outstanding
ASB	0.49	0.61	0.66	0.11	0.17
Peers (2)	0.75	1.34	1.18	0.58	0.22
High performing peers (2)	0.42	0.76	0.70	0.57	0.21
OTHER DATA
Branch locations *	57	57	60	63	63
Employees *	1,096	1,075	1,119	1,313	1,330

* At December 31

(1)

2009 net income included $19 million after tax charge related to the sale of private-issue mortgage-related securities. 2008 net income included $36 million after tax charge related to the balance sheet restructuring.

(2)

2009-2011 peer group includes all publicly traded banks and thrifts between $3.5 billion and $8.0 billion in total assets. 2007-2008 peer group includes all publicly traded banks and thrifts between $4.0 and $9.0 billion in total assets.

CONSOLIDATED BALANCE SHEETS

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

December 31	2011	2010	2009	2008	2007
(in thousands)

ASSETS
Cash and equivalents	$219,678	$206,118	$427,375	$169,298	$204,023
Available-for-sale investment and mortgage-related securities	624,331	678,152	432,881	657,717	2,140,772
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,652,419	3,497,729	3,670,493	4,206,492	4,101,193
Real estate acquired in settlement of loans, net	7,260	4,292	3,959	1,492	—
Other and other intangibles, net	226,332	230,514	226,323	222,167	234,661
Goodwill	82,190	82,190	82,190	82,190	83,080
	$4,909,974	$4,796,759	$4,940,985	$5,437,120	$6,861,493

LIABILITIES AND SHAREHOLDER’S EQUITY
Deposit liabilities	$4,070,032	$3,975,372	$4,058,760	$4,180,175	$4,347,260
Other borrowings	233,229	237,319	297,628	680,973	1,810,669
Other	118,078	90,683	92,129	98,598	108,800
	4,421,339	4,303,374	4,448,517	4,959,746	6,266,729

Common stock	331,880	330,562	329,439	328,162	325,467
Retained earnings	166,126	169,111	172,655	197,235	287,710
Accumulated other comprehensive loss, net of tax benefits	(9,371)	(6,288)	(9,626)	(48,023)	(18,413)
	488,635	493,385	492,468	477,374	594,764
	$4,909,974	$4,796,759	$4,940,985	$5,437,120	$6,861,493

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2011	2010	2009	2008	2007
(in thousands)

Interest and dividend income
Interest and fees on loans	$184,485	$195,192	$217,838	$247,210	$245,593
Interest and dividends on investment and mortgage-related securities	14,568	14,946	26,977	65,208	111,470
	199,053	210,138	244,815	312,418	357,063
Interest expense
Interest on deposit liabilities	8,983	14,696	34,046	61,483	81,879
Interest on other borrowings	5,486	5,653	9,497	43,941	78,019
	14,469	20,349	43,543	105,424	159,898
Net interest income	184,584	189,789	201,272	206,994	197,165
Provision for loan losses	15,009	20,894	32,000	10,334	5,700
Net interest income after provision (reversal of allowance) for loan losses	169,575	168,895	169,272	196,660	191,465
Noninterest income
Fee income on deposit liabilities	18,026	26,369	30,713	28,332	26,342
Fees from other financial services	28,881	27,280	25,267	24,846	27,916
Fee income on other financial products	6,704	6,487	5,833	6,683	7,418
Net gains (losses) on sale of securities	371	—	(32,034)	(17,376)	1,109
Net losses on available-for-sale securities	—	—	(15,444)	(7,764)	—
Other income	11,372	12,419	15,569	11,414	5,647
	65,354	72,555	29,904	46,135	68,432
Noninterest expense
Compensation and employee benefits	71,137	71,476	73,990	77,858	61,937
Loss on early extinguishment of debt	—	—	760	39,843	—
Occupancy and equipment	24,057	23,168	30,906	34,434	35,468
Services	7,396	6,594	11,189	16,706	29,173
Data processing	8,155	13,213	14,382	10,678	10,458
Other expense	32,648	34,487	36,244	36,485	38,872
	143,393	148,938	167,471	216,004	175,908
Income before income taxes	91,536	92,512	31,705	26,791	83,989
Income taxes	31,693	34,056	9,938	8,964	30,882
Net income for common stock	$59,843	$58,456	$21,767 (1)	$17,827 (2)	$53,107

(1)	Includes $19 million after tax charge related to the sale of private-issue mortgage-related securities.
(2)	Includes $36 million after tax charge related to the balance sheet restructuring.

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.